================================================================================


--------------------------------------------------------------------------------







                               THE O'GARA COMPANY


                              _____________________

                             NOTE PURCHASE AGREEMENT

                              ____________________













                            DATED AS OF MAY 30, 1997






                    $35,000,000 SENIOR NOTES DUE MAY 30, 2004




--------------------------------------------------------------------------------


================================================================================



                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
1.   AUTHORIZATION OF NOTES ..........................................................  1

2.   SALE AND PURCHASE OF NOTES ......................................................  1

3.   CLOSING..........................................................................  2

4.   CONDITIONS TO CLOSING............................................................  2
     4.1      Representations and Warranties..........................................  2
     4.2      Performance; No Default ................................................  2
     4.3      Compliance Certificates ................................................  2
     4.4      Opinions of Counsel ....................................................  3
     4.5      Purchase Permitted By Applicable Law, etc...............................  3
     4.6      Sale of Other Notes ....................................................  3
     4.7      Payment of Special Counsel Fees ........................................  3
     4.8      Private Placement Number................................................  4
     4.9      Changes in Corporate Structure..........................................  4
     4.10     Loan Agreement..........................................................  4
     4.11     Lien Releases ..........................................................  4
     4.12     Guaranty Agreement......................................................  4
     4.13     Sharing Agreement ......................................................  4
     4.14     Proceedings and Documents ..............................................  4

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................  5
     5.1      Organization; Power and Authority ......................................  5
     5.2      Authorization, etc. ....................................................  5
     5.3      Disclosure..............................................................  5
     5.4      Organization and Ownership of Shares of Subsidiaries; Affiliates........  6
     5.5      Financial Statements....................................................  7
     5.6      Compliance with Laws, Other Instruments, etc. ..........................  7
     5.7      Governmental Authorizations, etc........................................  7
     5.8      Litigation; Observance of Agreements, Statutes and Orders ..............  7
     5.9      Taxes ..................................................................  8
     5.10     Title to Property; Leases ..............................................  8
     5.11     Licenses, Permits, etc. ................................................  8
     5.12     Compliance with ERISA ..................................................  9
     5.13     Private Offering by the Company ........................................  9
     5.14     Use of Proceeds; Margin Regulations .................................... 10
     5.15     Existing Debt; Future Liens ............................................ 10
     5.16     Foreign Assets Control Regulations, etc................................. 10
     5.17     Status under Certain Statutes .......................................... 11
     5.18     Environmental Matters .................................................. 11




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT



                                             TABLE OF CONTENTS (CONT.)

                                                                                      PAGE

6.   REPRESENTATIONS OF THE PURCHASER ................................................ 11
     6.1      Purchase for Investment ................................................ 11
     6.2      Source of Funds ........................................................ 12

7.   INFORMATION AS TO COMPANY........................................................ 13
     7.1      Financial and Business Information...................................... 13
     7.2      Officer's Certificate .................................................. 16
     7.3      Inspection.............................................................. 16

8.   PAYMENT OF THE NOTES ............................................................ 17
     8.1      Optional Prepayments with Make-Whole Amount ............................ 17
     8.2      Allocation of Partial Prepayments ...................................... 17
     8.3      Maturity; Surrender, etc. .............................................. 17
     8.4      No Other Optional Prepayments or Purchase of Notes...................... 18
     8.5      Make-Whole Amount ...................................................... 18

9.   AFFIRMATIVE COVENANTS............................................................ 19
     9.1      Compliance with Law .................................................... 19
     9.2      Insurance .............................................................. 19
     9.3      Maintenance of Properties .............................................. 20
     9.4      Payment of Taxes and Claims ............................................ 20
     9.5      Corporate Existence, etc. .............................................. 20
     9.6      Maintenance of Office .................................................. 20
     9.7      Pari Passu Ranking...................................................... 21
     9.8      Guaranty Agreement...................................................... 21

10.  NEGATIVE COVENANTS .............................................................. 21
     10.1     Transactions with Affiliates............................................ 21
     10.2     Line of Business........................................................ 21
     10.3     Consolidated Net Worth.................................................. 22
     10.4     Fixed Charges Coverage Ratio............................................ 22
     10.5     Limitation on Debt...................................................... 22
     10.6     Liens .................................................................. 24
     10.7     Merger, Consolidation, etc. ............................................ 26
     10.8     Sale of Assets, etc..................................................... 27
     10.9     Restricted Payments .................................................... 28
     10.10    Restricted Investments.................................................. 29

11.  EVENTS OF DEFAULT................................................................ 31






THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT



                            TABLE OF CONTENTS (CONT.)

                                                                                      PAGE
                                                                                      ----
12.  REMEDIES ON DEFAULT, ETC......................................................... 33
     12.1     Acceleration............................................................ 33
     12.2     Other Remedies.......................................................... 34
     12.3     Rescission.............................................................. 34
     12.4     No Waivers or Election of Remedies, Expenses, etc....................... 34

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.................................... 35
     13.1     Registration of Notes .................................................. 35
     13.2     Transfer and Exchange of Notes.......................................... 35
     13.3     Replacement of Notes.................................................... 35

14.  PAYMENTS ON NOTES................................................................ 36
     14.1     Place of Payment........................................................ 36
     14.2     Home Office Payment .................................................... 36

15.  EXPENSES, ETC. .................................................................. 37
     15.1     Transaction Expenses.................................................... 37
     15.2     Survival................................................................ 37

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
     AGREEMENT........................................................................ 37

17.  AMENDMENT AND WAIVER ............................................................ 37
     17.1     Requirements............................................................ 37
     17.2     Solicitation of Holders of Notes........................................ 38
     17.3     Binding Effect, etc..................................................... 38
     17.4     Notes held by Company, etc. ............................................ 38

18.  NOTICES.......................................................................... 39

19.  REPRODUCTION OF DOCUMENTS........................................................ 39

20.  CONFIDENTIAL INFORMATION ........................................................ 39

21.  SUBSTITUTION OF PURCHASER........................................................ 41

22.  MISCELLANEOUS.................................................................... 41


                            TABLE OF CONTENTS (CONT.)
                                                                                     PAGE
                                                                                     ----
     22.1     Successors and Assigns.................................................. 41
     22.2     Payments Due on Non-Business Days; When Payments Deemed
              Received................................................................ 41
     22.3     Severability............................................................ 42
     22.4     Construction............................................................ 42
     22.5     Counterparts............................................................ 42
     22.6     Governing Law .......................................................... 42

     SCHEDULE A                --   Information Relating to Purchasers

     SCHEDULE B                --   Defined Terms

     SCHEDULE 3                --   Payment Instructions

     SCHEDULE 4.9              --   Changes in Corporate Structure

     SCHEDULE 5.3              --   Disclosure Materials

     SCHEDULE 5.4              --   Subsidiaries of the Company and Ownership of
                                    Subsidiary Stock

     SCHEDULE 5.5              --   Financial Statements

     SCHEDULE 5.8              --   Certain Litigation

     SCHEDULE 5.11             --   Patents, etc.

     SCHEDULE 5.12             --   ERISA Affiliates

     SCHEDULE 5.14             --   Use of Proceeds

     SCHEDULE 5.15             --   Existing Debt and Liens

     SCHEDULE 10.10            --   Existing Investments

     EXHIBIT 1                 --   Form of Senior Note due May 30, 2004

     EXHIBIT 4.3(a)            --   Form of Company Officer's Certificate

     EXHIBIT 4.3(b)            --   Form of Company Secretary's Certificate

     EXHIBIT 4.3(c)            --   Form of Initial Guarantor Secretary's
                                    Certificate
THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


     EXHIBIT 4.4(a)            --   Form of Opinion of Counsel for the Company
                                    and the Initial Guarantors

     EXHIBIT 4.4(b)            --   Form of Opinion of Special Counsel for the
                                    Purchasers

     EXHIBIT 4.12              --   Form of Guaranty Agreement

     EXHIBIT 4.13              --   Form of Sharing Agreement




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                               THE O'GARA COMPANY
                               9113 LESAINT DRIVE
                              FAIRFIELD, OHIO 45014

                          SENIOR NOTES DUE MAY 30, 2004

                                                        Dated as of May 30, 1997

To the Purchaser Named on
the Signature Page Hereto

Ladies and Gentlemen:

         THE O'GARA COMPANY, an Ohio corporation (together with its successors and assigns, the "COMPANY"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of $35,000,000 aggregate principal amount of its Senior Notes due May 30, 2004 (the "NOTES," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the other Agreements (as hereinafter defined)). The Notes shall bear interest at the Note Interest Rate and be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified below your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (collectively with this Agreement, the "AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified below its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the other Agreements are several and not joint obligations and you shall have no obligation under any other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

3.       CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Hebb & Gitlin, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., local time, at a closing (the "CLOSING") on June 3, 1997. At the Closing the Company will deliver to you one or more Notes (as set forth below your name in Schedule A), in the denominations indicated in Schedule A, in the aggregate principal amount of your purchase, dated the date of the Closing and registered in your name (or in the name of your nominee), against payment by federal funds wire transfer in immediately available funds in the amount of the purchase price therefor, as directed by the Company in Schedule 3. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions (it being understood that such conditions shall be deemed to have been fulfilled upon your payment of the purchase price of the Notes, as contemplated by Section 3):

         4.1      REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Obligors in the Financing Documents shall be correct when made and at the time of the Closing.

         4.2      PERFORMANCE; NO DEFAULT.

         Each Obligor shall have performed and complied with all agreements and conditions contained in the Financing Documents required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by any of Sections 10.1, 10.8, 10.9 or 10.10 had such Sections applied since such date.

         4.3      COMPLIANCE CERTIFICATES.

                  (a) COMPANY OFFICER'S CERTIFICATE. The Company shall have delivered to you an Officer's Certificate, substantially in the form set out in Exhibit 4.3(a), dated the date of the


THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

         Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                  (b) COMPANY SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate of its Secretary or one of its Assistant Secretaries, substantially in the form set out in Exhibit 4.3(b), dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

                  (c) SECRETARY'S CERTIFICATE OF INITIAL GUARANTOR. Each of the Initial Guarantors shall have delivered to you a certificate of its Secretary or one of its Assistant Secretaries, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Guaranty Agreement.

         4.4      OPINIONS OF COUNSEL.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing,

                  (a) from Taft, Stettinius & Hollister, counsel for the Company and the Initial Guarantors, substantially in the form set out in
         Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to you), and

                  (b) from Hebb & Gitlin, your special counsel in connection with such transactions, substantially in the form set out in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

         4.5      PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

         On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date of your execution and delivery of this Agreement. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

         4.6      SALE OF OTHER NOTES.

         Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

         4.7      PAYMENT OF SPECIAL COUNSEL FEES.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date of the Closing.

         4.8      PRIVATE PLACEMENT NUMBER.

         A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         4.9      CHANGES IN CORPORATE STRUCTURE.

         Except as specified in Schedule 4.9, neither the Company nor any of its Subsidiaries shall have changed its jurisdiction of incorporation, been a party to any merger or consolidation, or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

         4.10     LOAN AGREEMENT.

         The Company, O'Gara-Hess & Eisenhardt Armoring Company and the Bank shall have entered into the Loan Agreement, in form and substance satisfactory to you, and the Company shall have delivered to you copies of the Loan Agreement and each other document executed in connection therewith requested by you, certified as true and correct by a Responsible Officer.

         4.11     LIEN RELEASES.

         You shall have received written evidence, in form and substance satisfactory to you, that the Company's bank lenders (or their agent acting on their behalf) under the credit facility of the Company to be replaced by the Loan Agreement shall have released all Liens that such banks or such agent may have on any property of the Company and its Subsidiaries.

         4.12     GUARANTY AGREEMENT.


THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

         You shall have received a counterpart of the Guaranty Agreement, duly executed and delivered by the Initial Guarantors, substantially in the form of
Exhibit 4.12 (as amended or supplemented from time to time, the "GUARANTY AGREEMENT"), and the Guaranty Agreement shall be in full force and effect.

         4.13     SHARING AGREEMENT.

         The Bank, you and the Other Purchasers shall have executed and delivered (and the Obligors shall have executed and delivered the consent and agreement thereto) the Sharing Agreement, substantially in the form of Exhibit
4.13 (as amended from time to time, the "SHARING AGREEMENT"), and the Sharing Agreement shall be in full force and effect.

         4.14     PROCEEDINGS AND DOCUMENTS.

         All corporate and other proceedings in connection with the transactions contemplated by the Financing Documents and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you, as of the date of the Closing, that:

         5.1      ORGANIZATION; POWER AND AUTHORITY.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Agreements and the Notes and to perform the provisions hereof and thereof.

         5.2      AUTHORIZATION, ETC.

         The Financing Documents have been duly authorized by all necessary corporate action on the part of the Obligors, and each Financing Document constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor party thereto enforceable against each such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other

THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.3      DISCLOSURE.

         The Company, through its agent, Dillon, Read & Co. Inc., has delivered to you and each Other Purchaser a copy of a Confidential Private Placement Memorandum, dated April 1997 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, and except with respect to projections and other information relating to future performance, future financial condition, future business operations and the like (collectively, "FUTURE-ORIENTED INFORMATION"), the Financing Documents, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. All Future-Oriented Information contained in the Memorandum and such documents, certificates or other writings are based on reasonable assumptions, were prepared by the Company in good faith, and represent the Company's good faith estimate of the future results set forth therein. Except as disclosed in the Memorandum or as expressly described in
Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1996, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

         5.4      ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES;
                  AFFILIATES.

                  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary.

                  (b) Neither the Company nor any of its Subsidiaries has any Material business relationship with any Affiliate that is not a Subsidiary.

                  (c) All of the outstanding shares of Capital Stock of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
         issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (d) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization (to the extent that the concept of good standing is recognized in such jurisdiction), and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law (to the extent that the concept of good standing is recognized in such jurisdiction), other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is or is to be a party and to perform the provisions thereof.

                  (e) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed in Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of Capital Stock of such Subsidiary.


         5.5      FINANCIAL STATEMENTS.

         The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes).

         5.6      COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         The execution, delivery and performance by the Obligors of the Financing Documents will not

                  (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, code of regulations or by-laws, or any other agreement or instrument to


THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
         which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected,

                  (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

                  (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

         5.7      GOVERNMENTAL AUTHORIZATIONS, ETC.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligors of any of the Financing Documents.

         5.8      LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

                  (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.9      TAXES.

         The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1995.


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

         5.10     TITLE TO PROPERTY; LEASES.

         The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

         5.11     LICENSES, PERMITS, ETC.

         Except as disclosed in Schedule 5.11,

                  (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                  (b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

         5.12     COMPLIANCE WITH ERISA.

                  (a) The only ERISA retirement plan maintained by the Company is a defined contribution profit-sharing plan with a Code ss.401(k) feature (the "RETIREMENT PLAN"). The Retirement Plan meets the requirements for qualification under Code ss.401 and the related trust is exempt from taxation under Code ss.501(a). The Internal Revenue Service has issued a favorable determination letter with respect to the tax qualified status of the Retirement Plan and has not taken any action to revoke such letter. The Company has performed all material obligations required to be performed by it under the Retirement Plan and is in substantial compliance with the requirements prescribed by any and all statutes or regulations applicable to the Retirement Plan. There are no suits or material disputed claims pending against the Retirement Plan. As of the date of Closing, the Company has


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
         made all required employer contributions (salary deferrals, matching contributions or other employer contributions) to the Retirement Plan.

                  (b) Neither the Company nor any ERISA Affiliate has ever been an employer required to contribute to any Multiemployer Plan.

                  (c) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

                  (d) The execution and delivery of the Financing Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

                  (e) Schedule 5.12 sets forth all ERISA Affiliates and all "employee benefit plans" maintained by the Company (or any "affiliate" thereof) or in respect of which the Notes could constitute an "employer security" ("EMPLOYEE BENEFIT PLAN" has the meaning specified in section 3 of ERISA, "AFFILIATE" has the meaning specified in section 407(d) of ERISA and section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and "EMPLOYER SECURITY" has the meaning specified in section 407(d) of ERISA).

         5.13     PRIVATE OFFERING BY THE COMPANY.

         Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 46 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

         5.14     USE OF PROCEEDS; MARGIN REGULATIONS.

         The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the


THE O'GARA COMPANY                                     NOTE PURCHASE AGREEMENT

Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1% of Consolidated Assets and the Company does not have any present intention that margin stock will constitute more than 1% of Consolidated Assets. As used in this Section, the term "MARGIN STOCK" shall have the meaning assigned to it in said Regulation G.

         5.15     EXISTING DEBT; FUTURE LIENS.

                  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of the date of the Closing, after giving effect to the transactions to occur on such date (and specifying, as to each issue of Debt, the collateral, if any, securing such Debt), since which date there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6(a).

         5.16     FOREIGN ASSETS CONTROL REGULATIONS, ETC.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         5.17     STATUS UNDER CERTAIN STATUTES.

         Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts (49 U.S.C.), as amended, or the Federal Power Act, as amended.

         5.18     ENVIRONMENTAL MATTERS.


THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

         Neither the Company nor any Subsidiary has knowledge of any claim, or has received any notice of any claim, or of any proceeding which has been instituted raising any claim, against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                  (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.       REPRESENTATIONS OF THE PURCHASER.

         6.1      PURCHASE FOR INVESTMENT.

         You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         6.2      SOURCE OF FUNDS.


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

                  (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (c)      the Source is either

                           (i) an insurance company pooled separate account,
                  within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or

                           (ii) a bank collective investment fund, within the
                  meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the



THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

         QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and

                           (i)  the identity of such QPAM and

                           (ii) the names of all employee benefit plans whose
                  assets are included in such investment fund

         have been disclosed to the Company in writing pursuant to this clause
         (d); or

                  (e) the Source is a governmental plan; or

                  (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

                  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

         7.1      FINANCIAL AND BUSINESS INFORMATION.

         The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) QUARTERLY STATEMENTS -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           (i) a consolidated balance sheet of the Company and
                  its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of operations and cash
                  flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

         setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
         to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the companies being reported on and their consolidated results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) ANNUAL STATEMENTS -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                           (i) a consolidated balance sheet of the Company and
                  its Subsidiaries as at the end of such year, and

                           (ii) consolidated statements of operations,
                  shareholders' equity and cash flows of the Company and its Subsidiaries for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                           (A) an opinion thereon of independent certified
                  public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the companies being reported upon and their consolidated results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                           (B) a certificate of such accountants stating that
                  they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
         accountants' certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section (b);

                  (c) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of (i) each financial statement, report (including, without limitation, the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act), notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material (it being understood that such press releases and other statements may be delivered by telecopier only);

                  (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e) ERISA MATTERS -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of the Closing; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
                  benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

                  (g) ACTIONS, PROCEEDINGS -- promptly after a Responsible Officer becomes aware of the commencement thereof, notice of any action or proceeding relating to the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect; and

                  (h) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Obligors to perform their obligations under the Financing Documents as from time to time may be reasonably requested by any such holder of Notes, or such information regarding the Company required to satisfy the requirements of 17 C.F.R. section 230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

         7.2      OFFICER'S CERTIFICATE.

         Each set of financial statements delivered to a holder of Notes pursuant to Section (a) or Section (b) hereof shall be accompanied by a certificate of a Senior Financial Officer (executed in his capacity as an officer of the Company, and not personally) setting forth:

                  (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3 through 10.6, inclusive and Sections 10.8 through 10.10, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms of the Financing Documents and has made, or caused to be made, under his or her


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
         supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

         7.3      INSPECTION.

         The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.       PAYMENT OF THE NOTES.

         8.1      OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes (but if in part, in an amount not less than $1,000,000 or such lesser amount as shall then be outstanding), at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
under this Section 8.1 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.2), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make- Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         8.2      ALLOCATION OF PARTIAL PREPAYMENTS.

         In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         8.3      MATURITY; SURRENDER, ETC.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         8.4      NO OTHER OPTIONAL PREPAYMENTS OR PURCHASE OF NOTES.

         The Company will not, and will not permit any Affiliate to, prepay (whether directly or indirectly by purchase, redemption or other acquisition) any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Section 8. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Section 8 and no Notes may be issued in substitution or exchange for any such Notes.

         8.5      MAKE-WHOLE AMOUNT.

         The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the


THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on the Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the remaining life to maturity of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining life to maturity of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the remaining life to maturity and (2) the actively traded U.S. Treasury security with the duration closest to and less than the remaining life to maturity.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.1 or Section 12.1.



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.1 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         9.1      COMPLIANCE WITH LAW.

         The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.2      INSURANCE.

         The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         9.3      MAINTENANCE OF PROPERTIES.

         The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.4      PAYMENT OF TAXES AND CLAIMS.



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

         The Company will, and will cause each of its Subsidiaries to,

                  (a) file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges or levies have become due and payable and before they have become delinquent, and

                  (b) pay all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons that have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, claim or demand if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, claims or demands in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         9.5      CORPORATE EXISTENCE, ETC.

         Subject to mergers, consolidations, transfers or leases of assets, and discontinuation of operations, as permitted by Sections 9.3, 10.7 and 10.8, the Company will at all times preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries (unless merged or liquidated into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         9.6      MAINTENANCE OF OFFICE.

         The Company will maintain an office at the address of the Company as provided in Section 18 where notices, presentations and demands in respect hereof and the Notes may be made upon it. Such office will be maintained at such address until such time as the Company shall notify the holders of the Notes of any change of location of such office, which will in any event be located within the United States of America.

         9.7      PARI PASSU RANKING.

         The Company covenants that its obligations under the Notes and the Agreements do and will at all times rank at least pari passu, without preference or priority, with all of its other outstanding


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

Senior Debt (except the priority attributable to any such other Senior Debt as a result of having been secured in compliance with the provisions of Section 10.6(a)).

         9.8      GUARANTY AGREEMENT.

         The Company will cause each Subsidiary that at any time becomes liable in respect of any Guaranty of any of the obligations under the Loan Agreement or of any related agreement, instrument or other document after the date of the Closing to become (simultaneously or prior to becoming liable in respect of such Guaranty of any of the obligations under the Loan Agreement or such other related obligations) a Guarantor under the Guaranty Agreement by executing and delivering to each holder of Notes a Joinder Agreement in the form attached to the Guaranty Agreement as Annex 2. Each such Joinder Agreement shall be accompanied by copies of the constitutive documents of such Subsidiary and corporate resolutions (or equivalent) authorizing such transaction, in each case certified as true and correct by a Responsible Officer of the Company and an officer of such Subsidiary.

10.      NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         10.1     TRANSACTIONS WITH AFFILIATES.

         The Company will not, and will not permit any of its Subsidiaries to, enter into directly or indirectly any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         10.2     LINE OF BUSINESS.

         The Company will not, and will not permit any of its Subsidiaries to, engage to any substantial extent in any business other than the businesses in which the Company and its Subsidiaries are engaged on the date of the Closing as described in the Memorandum and businesses reasonably related thereto or in furtherance thereof.

         10.3     CONSOLIDATED NET WORTH.

         The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of

                  (a)      $19,000,000, plus


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                  (b) 65% of Consolidated Net Income (but only if a positive number) for the period beginning on April 1, 1997 and ending at the end of the then most recently completed fiscal quarter of the Company, plus

                  (c) 75% of the proceeds received by the Company from any Equity Offering consummated after the date of Closing (net of all costs and out-of-pocket expenses in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses).

         10.4     FIXED CHARGES COVERAGE RATIO.

         The Company will not permit the Fixed Charges Coverage Ratio at any time during any period specified below to be less than the ratio set forth opposite such period:

                        Period                          Required Ratio
                        ------                          --------------

From the date of the Closing through and
including December 31, 1997                               1.25 to 1

From January 1, 1998 through and including
December 31, 1998                                         1.75 to 1

From January 1, 1999 through and including
December 31, 1999                                         2.00 to 1

From January 1, 2000 and thereafter                       2.25 to 1


         10.5     LIMITATION ON DEBT.

                  (a) LIMITATION ON DEBT. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, unless on the date the Company or such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

                           (i) no Default or Event of Default would exist;

                           (ii) if the Company shall not have completed a
                  Substantial Equity Offering at or prior to such time, the ratio of Consolidated Debt to Consolidated Total Capitalization would not exceed the then applicable required ratio set forth opposite the period in which such Debt shall be incurred, as set forth below:

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

                       Period                               Required Ratio
                       ------                               --------------

         From the date of the Closing through and
         including December 31, 1998                          .725 to 1

         From January 1, 1999 through and
         including December 31, 1999                           .70 to 1

         From January 1, 2000 through and
         including December 31, 2000                           .65 to 1

         From January 1, 2001 and thereafter                   .60 to 1


         and

                           (iii) if the Company shall have completed a
                  Substantial Equity Offering at or prior to such time, the ratio of Consolidated Debt to Consolidated Total Capitalization would not exceed the then applicable required ratio set forth opposite the period in which such Debt shall be incurred, as set forth below:

                             Period                               Required Ratio
                             ------                               --------------

                  From the date of such Substantial Equity
                  Offering through and including
                  December 31, 2000                                   .65 to 1

                  From January 1, 2001 and thereafter                 .60 to 1


                  (b) LIMITATION ON PRIORITY DEBT. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Priority Debt, unless on the date the Company or such Subsidiary becomes liable with respect to any such Priority Debt and immediately after giving effect thereto and the concurrent retirement of any other Priority Debt,

                           (i) no Default or Event of Default would exist; and

                           (ii) the sum, without duplication, of (x) the
                  aggregate outstanding principal amount of Debt secured by Liens permitted by clause (viii) of Section 10.6(a) plus (y) the aggregate outstanding principal amount of Priority Debt, would not exceed the greater of




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                           (A)      $11,000,000, and

                           (B) 20% of Consolidated Net Worth at such time.

                  (c) TIME OF INCURRENCE OF DEBT. For the purposes of this
         Section 10.5, any Person becoming a Subsidiary after the date hereof shall be deemed to have incurred all of its then outstanding Debt at the time it becomes a Subsidiary.

         10.6     LIENS.

                  (a) LIMITATION ON LIENS. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

                           (i) Liens in the nature of reservations, exceptions,
                  encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate materially detract from the value of such properties or materially impair their use in the ordinary conduct of the business of the Company and its Subsidiaries;

                           (ii) Liens (other than any Lien imposed by ERISA)
                  incurred or deposits made in the ordinary course of business

                                    (A) in connection with workers'
                           compensation, unemployment insurance and other types of social security or retirement benefits,

                                    (B) to secure (or to obtain letters of
                           credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, or

                                    (C) to secure progress payments from the
                           United States of America;

                           (iii)    Liens



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                                    (A) arising from judicial attachments and
                           judgments,

                                    (B) securing appeal bonds or supersedeas
                           bonds, or

                                    (C) arising in connection with court
                           proceedings (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose),

                  provided that (1) the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being actively contested in good faith and by appropriate proceedings, and (3) adequate book reserves shall have been established and maintained with respect thereto in accordance with GAAP;

                           (iv) Liens for taxes, assessments or other
                  governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business, which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

                           (v) Liens on property or assets of the Company or any
                  of its Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries;

                           (vi) any Lien created to secure all or any part of
                  the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (including, without limitation, Capital Stock), or any improvement thereon, acquired or constructed by the Company or a Subsidiary after the date of the Closing, provided that

                                    (A) any such Lien shall extend solely to the
                           item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                                    (B) the principal amount of the Debt secured
                           by any such Lien shall at no time exceed the Fair Market Value (as determined in good faith by the board of directors or any two executive officers of the Company) of such property (or improvement thereon) at the time of such acquisition or construction, and




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                                    (C) any such Lien shall be created
                           contemporaneously with, or within 120 days after, the acquisition or construction of such property;

                           (vii) any Lien existing on property of a Person
                  immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (A) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and (B) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

                           (viii) Liens existing on the date of this Agreement
                  and securing Debt of the Company and its Subsidiaries referred to in Schedule 5.15; and

                           (ix) Liens securing Debt of the Company or any
                  Subsidiary not otherwise permitted by clauses (i) through
                  (viii) of this Section 10.6(a), but only to the extent that the Debt secured by each such Lien is, at the time of the incurrence of such Debt, permitted to be incurred under
                  Section 10.5(a) and Section 10.5(b).

         For the purposes of this Section 10.6(a), any Person becoming a Subsidiary after the date of the Closing shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Subsidiary.

                  (b) EQUAL AND RATABLE LIEN; EQUITABLE LIEN. If, notwithstanding the prohibition contained in Section 10.6(a), the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien securing Debt for borrowed money, other than those Liens permitted by the provisions of clauses (i) through (ix) of Section 10.6(a), it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. Such violation of Section 10.6(a) will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 10.6(b).

                  (c) FINANCING STATEMENTS. The Company will not, and will not permit any of its Subsidiaries to, sign or file a financing statement under the Uniform Commercial Code of any jurisdiction that names the Company or such Subsidiary as debtor, or sign any



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
         security agreement authorizing any secured party thereunder to file any such financing statement, except, in any such case, a financing statement filed or to be filed to perfect or protect a security interest that the Company or such Subsidiary is entitled to create, assume or incur, or permit to exist, under the foregoing provisions of this Section 10.6 or to evidence for informational purposes a lessor's or a consignor's interest in property leased or consigned to the Company or any such Subsidiary.

         10.7     MERGER, CONSOLIDATION, ETC.

         The Company will not consolidate or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

                  (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the "SUCCESSOR CORPORATION"), shall be a solvent corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia;

                  (b) if the Company is not the Successor Corporation, such corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of the Financing Documents to which the Company is a party (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Company shall have caused to be delivered to each holder of Notes an opinion of independent counsel referred to in Section 4.4(a) or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                  (c) immediately prior to and immediately after consummation of such transaction, and immediately after giving effect thereto, no Default or Event of Default would exist and the Company would be able to incur at least $1 of Debt pursuant to Section 10.5(a).

No such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation from its liability under the Financing Documents.

         10.8     SALE OF ASSETS, ETC.

         Except as permitted under Section 10.7, the Company will not, and will not permit any of its Subsidiaries to, make any Asset Disposition, unless



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                  (a) in the good faith opinion of the Company, such Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary; and

                      (b) (i) immediately prior to and immediately after consummation of such Asset Disposition, and immediately after giving effect thereto, no Default or Event of Default would exist; and

                           (ii) immediately after consummation of such Asset
                  Disposition, and immediately after giving effect thereto,

                                    (A) the Disposition Value of all property
                           that was the subject of an Asset Disposition permitted by this Section 10.8 during the then current fiscal year of the Company would not exceed 15% of Consolidated Assets as of the end of the then most recently ended fiscal year of the Company, and

                                    (B) the Disposition Value of all property
                           that was the subject of an Asset Disposition permitted by this Section 10.8 on or after the date of the Closing would not exceed 30% of Consolidated Assets as of the end of the then most recently ended fiscal year of the Company;

                  provided, however, that if the Company gives prompt written notice (a "REINVESTMENT NOTICE") to all holders of Notes that, within 365 days before or after any Transfer, an amount equal to all or any portion of the Net Proceeds Amount arising therefrom was, or is intended to be, applied by the Company or such Subsidiary to a Property Reinvestment Application, then such Transfer (to the extent of the amounts actually so applied within such period) shall be deemed not to be an Asset Disposition as of any date for purposes of determining compliance by the Company and the Subsidiaries with the foregoing clauses (A) and (B); and

                           (iii) the Unapplied Portion of the Net Proceeds
                  Amount at such time for all Asset Dispositions would not exceed 30% of Consolidated Assets.

                  The "Unapplied Portion of the Net Proceeds Amount," with respect to any Asset Disposition as to which the Company has given a Reinvestment Notice, means, at any time, the Disposition Value of the Property subject to such Asset Disposition multiplied by a fraction of which the numerator is the portion of the Net Proceeds Amount subject to such Reinvestment Notice which has not been applied to a Property Reinvestment Application as of such time and the denominator of which is the entire amount of the portion of the Net Proceeds Amount subject to such Reinvestment Notice.



THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

                  If the Company shall fail to apply an amount equal to the entire amount of the Net Proceeds Amount subject to the Reinvestment Notice in respect of such Transfer, to a Property Reinvestment Application within such 730-day period, the Company shall be deemed to have consummated an Asset Disposition to which the proviso to clauses
         (ii)(A) and (ii)(B) of Section 10.8(b) does not apply in an amount equal to the Unapplied Portion of the Net Proceeds Amount in respect of such Asset Disposition. Such deemed Asset Disposition shall be deemed to have occurred on the date of the original Asset Disposition and the Company's compliance with this Section 10.8 shall be determined, as of such date, as if such Unapplied Portion of the Net Proceeds Amount had not been included in the Reinvestment Notice.

         10.9     RESTRICTED PAYMENTS.

                  (a) LIMITATION. The Company will not, and will not permit any of its Subsidiaries to, at any time, declare or make, or incur any liability to declare or make, any Restricted Payment, unless immediately after giving effect to such action:

                           (i) the aggregate amount of Restricted Payments of
                  the Company and its Subsidiaries declared or made during the period commencing on April 1, 1997 and ending on the date such Restricted Payment is declared or made, inclusive, would not exceed the sum of

                                    (A)     $3,000,000, plus

                                    (B) 35% of Consolidated Net Income for the
                           period commencing on April 1, 1997 and ending on the last day of the then most recently ended fiscal quarter of the Company (or minus 100% of Consolidated Net Income for such period if Consolidated Net Income for such period is a loss), plus

                                    (C) the aggregate amount of Net Proceeds of
                           Capital Stock in excess of $20,000,000 for the period commencing on April 1, 1997 and ending on the date such Restricted Payment is declared or made, inclusive; and

                           (ii)     no Default or Event of Default would exist.

                  (b) TIME OF PAYMENT. The Company will not, and will not permit any of its Subsidiaries to, authorize a Restricted Payment that is not payable within 60 days of authorization.




THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

         10.10    RESTRICTED INVESTMENTS.

         The Company will not, and will not permit any of its Subsidiaries to, at any time make or permit to exist any Investment, except:

                  (a) property to be used in the ordinary course of business of the Company and its Subsidiaries;

                  (b) current assets arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries;

                  (c) Investments in one or more Subsidiaries or in any Person that concurrently with such Investment becomes a Subsidiary;

                  (d) Investments existing as of the date of the Closing and more particularly set forth in Schedule 10.10;

                  (e) Investments in United States Governmental Securities, provided that such obligations mature within 365 days from the date of acquisition thereof;

                  (f) Investments in Securities issued by Federal Farm Credit Bank, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., Federal Home Loan Bank, Student Loan Marketing Association and Tennessee Valley Authority, provided that such obligations mature within 365 days from the date of acquisition thereof;

                  (g) Investments in certificates of deposit, banker's acceptances or accounts issued or held by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

                  (h) Investments in accounts held by a Non-Qualifying Bank, provided that the amount held in accounts by all Non-Qualifying Banks for the benefit of the Company or any Subsidiary shall not exceed the amount of working capital required by the Company or such Subsidiary in the ordinary course of its business;

                  (i) Investments in variable rate tax exempt bonds, notes or funds given either of the two highest ratings by a credit rating agency of recognized national standing, or if payment thereunder may be made by drawing on letters of credit issued by Acceptable Banks, so long as the Investments in such bonds, notes or funds mature within one year of the date of acquisition thereof;



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                  (j) Investments in commercial paper given either of the two highest ratings by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof;

                  (k) Investments in money market mutual funds that invest solely in so-called "money market" instruments maturing not more than one year after the acquisition thereof, which funds have assets in excess of $500,000,000; and

                  (l) Investments not otherwise included in the foregoing clauses (a) to (k), inclusive, of this Section 10.10, provided that at the time any such Investment is made and immediately after giving effect thereto, the aggregate amount of all such Investments would not exceed 15% of Consolidated Net Worth.

Each Subsidiary will be deemed to have made all Investments held by such Subsidiary immediately after it becomes a Subsidiary.

         As used in this Section 10.10:

                  "ACCEPTABLE BANK" means any bank or trust company (i) which is organized under the laws of the United States of America, any state thereof, the United Kingdom or France, (ii) which has capital, surplus and undivided profits aggregating at least $500,000,000 (or the equivalent in a foreign currency), and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the Capital Stock of such bank or trust company) shall have been given a rating of "A-" or better by Standard and Poor's Ratings Group, "A2" or better by Moody's Investors Service, Inc. or an equivalent rating by any other credit rating agency of recognized national or international standing.

                  "NON-QUALIFYING BANK" means any bank or trust company that is not an Acceptable Bank and which has capital, surplus and undivided profits aggregating at least $100,000,000 (or the equivalent in a foreign currency).

                  "UNITED STATES GOVERNMENTAL SECURITY" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

11.      EVENTS OF DEFAULT.



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

         An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in any of Sections 10.3 through 10.10, inclusive, or Section 7.1(d); or

                  (d) any Obligor defaults in the performance of or compliance with any term contained in any Financing Document (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

                  (e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of such Obligor in any Financing Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt (other than Debt under this Agreement and the Notes) beyond any period of grace provided with respect thereto, that individually or together with such other Debt as to which any such failure exists has an aggregate outstanding principal amount of at least $1,000,000, or

                           (ii) the Company or any Subsidiary is in default in
                  the performance of or compliance with any term of any evidence of any Debt (other than Debt under this Agreement and the Notes) that individually, or together with such other Debt as to which any such failure exists, has an aggregate outstanding principal amount of at least $1,000,000, or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                           (iii) as a consequence of the occurrence or
                  continuation of any event or condition (other than the right of the holder of Debt to convert such Debt into equity interests or the Permitted Put Right of a holder of an industrial revenue bond),

                                    (A) the Company or any Subsidiary has become
                           obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $1,000,000, or

                                    (B) one or more Persons have the right to
                           require the Company or any Subsidiary so to purchase or repay such Debt; or

                  (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,
         (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Subsidiary or with respect to any substantial part of the property of the Company or any Subsidiary, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, or any such petition shall be filed against the Company or any Subsidiary and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments are rendered against one or more of the Company and its Subsidiaries for the payment of money if the aggregate amount thereof (less the portion of such judgments which is covered by insurance so long as the relevant insurer has not rejected coverage with respect thereto in writing) exceeds $1,000,000 and such judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                   (j) (i) the Guaranty Agreement shall cease to be in full force and effect or shall be declared by a court or governmental authority of competent jurisdiction to be void, voidable or unenforceable against any Guarantor,




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                           (ii) the validity or enforceability of the Guaranty
                  Agreement against any Guarantor shall be contested by such Guarantor, the Company or any Affiliate, or

                           (iii) any Guarantor, the Company or any Affiliate
                  shall deny that such Guarantor has any further liability or obligation under the Guaranty Agreement; or

                  (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

                           (ii) a notice of intent to terminate any Plan shall
                  have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

                           (iii) the aggregate "amount of unfunded benefit
                  liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000,

                           (iv) the Company or any ERISA Affiliate shall have
                  incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,

                           (v) the Company or any ERISA Affiliate withdraws from
                  any Multiemployer Plan, or

                           (vi) the Company or any Subsidiary establishes or
                  amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder;

         and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

         12.1     ACCELERATION.



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                  (a) If an Event of Default with respect to the Company described in clause (g) or clause (h) of Section 11 (other than an Event of Default described in subclause (i) of clause (g) or described in subclause (vi) of clause (g) by virtue of the fact that such clause encompasses subclause (i) of clause (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, the Required Holders may, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in clause (a) or clause
         (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) except in the case of the Notes becoming due and payable under Section 12.1(a), the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         12.2     OTHER REMEDIES.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in any Financing Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

         12.3     RESCISSION.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or clause (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, due and payable on any Notes other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Interest Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         12.4     NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any other Financing Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         13.1     REGISTRATION OF NOTES.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

         13.2     TRANSFER AND EXCHANGE OF NOTES.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

         13.3     REPLACEMENT OF NOTES.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original purchaser or a Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.




THE O'GARA COMPANY                                     NOTE PURCHASE AGREEMENT

         14.1     PLACE OF PAYMENT.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Fairfield, Ohio at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         14.2     HOME OFFICE PAYMENT.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

15.      EXPENSES, ETC.

         15.1     TRANSACTION EXPENSES.

         Whether or not the transactions contemplated by the Financing Documents are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a
Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of any of the Financing Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Financing Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Financing Documents, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

         15.2     SURVIVAL.

         The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or any of the other Financing Documents, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of the Financing Documents, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to the Financing Documents shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, the Financing Documents embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

         17.1     REQUIREMENTS.



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of any of Sections 1, 2, 3, 4, 5, 6 and 21, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 and 20.

         17.2     SOLICITATION OF HOLDERS OF NOTES.

                  (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         17.3     BINDING EFFECT, ETC.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         17.4     NOTES HELD BY COMPANY, ETC.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under any of the Financing Documents, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, telecopier: 513-874-1262, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

         The Financing Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that

                  (a) was publicly known or otherwise known to you prior to the time of such disclosure,

                  (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf,

                  (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary, or

                  (d) constitutes financial statements delivered to you under
         Section 7.1 that are otherwise publicly available.

You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to:

                  (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

                  (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

                  (iii) any other holder of any Note,




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                  (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
         20),

                  (v) any Person from which you offer to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

                  (vi) any federal or state regulatory authority having jurisdiction over you,

                  (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or

                  (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

                           (A) to effect compliance with any law, rule,
                  regulation or order applicable to you,

                           (B) in response to any subpoena or other legal
                  process,

                           (C) in connection with any litigation to which you
                  are a party, or

                           (D) if an Event of Default has occurred and is
                  continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Financing Documents.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you"




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

         22.1     SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         22.2     PAYMENTS DUE ON NON-BUSINESS DAYS; WHEN PAYMENTS DEEMED
                  RECEIVED.

                  (a) PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in the Financing Documents to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

                  (b) PAYMENTS, WHEN RECEIVED. Any payment to be made to the holders of Notes hereunder or under the Notes shall be deemed to have been made on the Business Day such payment actually becomes available to such holder at such holder's bank prior to 12:00 noon (local time of such bank).

         22.3     SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         22.4     CONSTRUCTION.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person,



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT
or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         22.5     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         22.6     GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

      [Remainder of page intentionally blank. Next page is signature page.]








THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                           Very truly yours,

                                           THE O'GARA COMPANY

                                           By
                                              -------------------------------
                                                    Name:
                                                    Title:

The foregoing is hereby
agreed to as of the
date thereof.

[PURCHASER]

By

 -------------------------
    Name:
    Title:






THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT



                                                    SCHEDULE A

========================================================================================================================
PURCHASER NAME                            CONNECTICUT GENERAL LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------
Name in Which Notes are                   CIG & Co.
Registered

------------------------------------------------------------------------------------------------------------------------
Note Registration Numbers;                R-1; $2,318,000                             R-5; $805,000
Principal Amounts                         R-2; $2,414,000                             R-6; $710,000
                                          R-3; $1,421,000                             R-7; $240,000
                                          R-4; $1,369,000

------------------------------------------------------------------------------------------------------------------------
Payment on Account of Notes

         Method                           Federal Funds Wire Transfer

         Account Information              Chase NYC/CTR/
                                          BNF=CIGNA Private Placements/AC=9009001802
                                          ABA# 021000021

------------------------------------------------------------------------------------------------------------------------
Accompanying Information                  THE O'GARA COMPANY; Senior Notes due
                                          May 30, 2004; PPN: 67083U A* 3; [due
                                          Date and application (as among
                                          principal, Make-Whole Amount and
                                          interest) of the payment being made;
                                          [contact name at Company] and
                                          [telephone number]

------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to            CIG & Co.
Payments                                  c/o CIGNA Investments, Inc.
                                          Attention:  Securities Processing S-309
                                          900 Cottage Grove Road
                                          Hartford, CT 06152-2309

                                          CIG & Co.
                                          c/o CIGNA Investments, Inc.
                                          Attention:  Private Securities - S307
                                          Operations Group
                                          900 Cottage Grove Road
                                          Hartford, CT 06152-2307
                                          Fax:  860-726-7203

                                          with a copy to:

                                          Chase Manhattan Bank, N.A.
                                          Private Placement Servicing
                                          P.O. Box 1508
                                          Bowling Green Station
                                          New York, New York 10081
                                          Attention:  CIGNA Private Placements
                                          Fax:  212-552-3107/1005

------------------------------------------------------------------------------------------------------------------------
Address for all other Notices             CIG & Co.
                                          c/o CIGNA Investments, Inc.
                                          Attention:  Private Securities Division - S-307
                                          DANIEL E. FEDER



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT



                                  Schedule A-1

========================================================================================================================
PURCHASER NAME                            CONNECTICUT GENERAL LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------
                                          900 Cottage Grove Road
                                          Hartford, Connecticut 06152-2307
                                          Fax:  860-726-7203
------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                 13-3574027
========================================================================================================================
PURCHASER NAME                            LIFE INSURANCE COMPANY OF NORTH AMERICA
------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered          CIG & Co.
------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                 R-8; $723,000
Principal Amount
------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note

         Method                           Federal Funds Wire Transfer

         Account Information              Chase NYC/CTR/
                                          BNF=CIGNA Private Placements/AC=9009001802
                                          ABA# 021000021
------------------------------------------------------------------------------------------------------------------------
Accompanying Information                  THE O'GARA COMPANY; Senior Notes due
                                          May 30, 2004; PPN: 67083U A* 3; [due
                                          Date and application (as among
                                          principal, Make-Whole Amount and
                                          interest) of the payment being made;
                                          [contact name at Company] and
                                          [telephone number]
------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to            CIG & Co.
Payments                                  c/o CIGNA Investments, Inc.
                                          Attention:  Securities Processing S-309
                                          900 Cottage Grove Road
                                          Hartford, CT 06152-2309

                                          CIG & Co.
                                          c/o CIGNA Investments, Inc.
                                          Attention:  Private Securities - S307
                                          Operations Group
                                          900 Cottage Grove Road
                                          Hartford, CT 06152-2307
                                          Fax:  860-726-7203

                                          with a copy to:

                                          Chase Manhattan Bank, N.A.
                                          Private Placement Servicing
                                          P.O. Box 1508
                                          Bowling Green Station
                                          New York, New York 10081
                                          Attention:  CIGNA Private Placements
                                          Fax:  212-552-3107/1005
------------------------------------------------------------------------------------------------------------------------
Address for all other Notices             CIG & Co.
                                          c/o CIGNA Investments, Inc.





THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT

                                  Schedule A-2


========================================================================================================================
PURCHASER NAME                            CONNECTICUT GENERAL LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------

                                          Attention:  Private Securities Division - S-307
                                          DANIEL E. FEDER
                                          900 Cottage Grove Road
                                          Hartford, Connecticut 06152-2307
                                          Fax:  860-726-7203
------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                 13-3574027
========================================================================================================================







THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule A-3


========================================================================================================================
PURCHASER NAME                            MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered          MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                 R-9; $7,000,000
Principal Amount
------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note(s)

         Method                           Federal Funds Wire Transfer

         Account Information              Citibank, N.A.
                                          111 Wall Street
                                          New York, NY  10043
                                          ABA No. 021000089
                                          For MassMutual Long Term Pool
                                          Account No. 4067-3488
------------------------------------------------------------------------------------------------------------------------
Accompanying Information                  Name of Company:           THE O'GARA COMPANY
                                          Description of
                                          Security:                  Senior Notes due May 30, 2004
                                          PPN:                       67083U A* 3
                                          Due Date and Application (as among principal, Make-Whole Amount and interest) of the payment being made:
------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to            Massachusetts Mutual Life Insurance Company
Payments                                  1295 State Street
                                          Springfield, MA  01111
                                          Attn:    Securities Custody and Collection Department F 381

                                          With telephone advice of payment to
                                          the Securities Custody and Collection
                                          Department of Massachusetts Mutual
                                          Life Insurance Company at (413)
                                          744-3878
------------------------------------------------------------------------------------------------------------------------
Address for all other Notices             Massachusetts Mutual Life Insurance Company
                                          1295 State Street
                                          Springfield, MA  01111
                                          Attn:    Securities Investment Division
------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                 04-1590850
========================================================================================================================


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule A-4



========================================================================================================================
PURCHASER NAME                            MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered          MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                 R-10; $3,000,000
Principal Amount
------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note(s)

         Method                           Federal Funds Wire Transfer

         Account Information              Chase Manhattan Bank, N.A.
                                          4 Chase MetroTech Center
                                          New York, NY  10081
                                          ABA No. 021000021
                                          For MassMutual Pension Management
                                          Account No. 910-2594018
------------------------------------------------------------------------------------------------------------------------
Accompanying Information                  Name of Company:           THE O'GARA COMPANY
                                          Description of
                                          Security:                  Senior Notes due May 30, 2004
                                          PPN:                       67083U A* 3
                                          Due Date and Application (as among principal, Make-Whole Amount and interest) of the payment being made:
------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to            Massachusetts Mutual Life Insurance Company
Payments                                  1295 State Street
                                          Springfield, MA  01111
                                          Attn:    Securities Custody and Collection Department F 381

                                          With telephone advice of payment to
                                          the Securities Custody and Collection
                                          Department of Massachusetts Mutual
                                          Life Insurance Company at (413)
                                          744-3878
------------------------------------------------------------------------------------------------------------------------
Address for all other Notices             Massachusetts Mutual Life Insurance Company
                                          1295 State Street
                                          Springfield, MA  01111
                                          Attn:    Securities Investment Division
------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                 04-1590850
========================================================================================================================


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule A-5



========================================================================================================================
PURCHASER NAME                            THE TRAVELERS INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered          TRAL & Co.
------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                 R-11; $10,000,000
Principal Amount
------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note(s)

         Method                           Federal Funds Wire Transfer

         Account Information              The Travelers Insurance Company Consolidated Private
                                          Placement Account No.: 910-2-587434
                                          The Chase Manhattan Bank, N.A.
                                          One Chase Manhattan Plaza
                                          New York, New York  10081
                                          ABA No.: 021-000021
------------------------------------------------------------------------------------------------------------------------
Accompanying Information                  Name of Company:           THE O'GARA COMPANY
                                          Description of
                                          Security:                  Senior Notes due May 30, 2004
                                          PPN:                       67083U A* 3
                                          Due Date and Application (as among principal, Make-Whole Amount and interest) of the payment being made:
------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to            The Travelers Insurance Company
Payments                                  One Tower Square, 10PB
                                          Hartford, CT  06183-2030
                                          Attention:  Cashier
------------------------------------------------------------------------------------------------------------------------
Address for all other Notices             The Travelers Insurance Company
                                          One Tower Square, 9PB
                                          Hartford, CT  06183-2030
                                          Attention:        John F. Gilsenan
                                                            Investment Group-Private Placements
------------------------------------------------------------------------------------------------------------------------
Tax Identification Number                 06-0566090
========================================================================================================================


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule A-6


========================================================================================================================
PURCHASER NAME                            THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
------------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered          CUDD & CO.
------------------------------------------------------------------------------------------------------------------------
Note Registration Number;                 R-12; $5,000,000
Principal Amount
------------------------------------------------------------------------------------------------------------------------
Payment on Account of Note(s)

         Method                           Federal Funds Wire Transfer

         Account Information              The Chase Manhattan Bank
                                          FED ABA #021000021
                                          CHASE/NYC/CTR/BNF
                                          A/C 900-9-000200
------------------------------------------------------------------------------------------------------------------------
Accompanying Information                  Name of Company:           THE O'GARA COMPANY
                                          Description of
                                          Security:                  Senior Notes due May 30, 2004
                                          PPN:                       67083U A* 3
                                          Due Date and Application (as among principal, Make-Whole Amount and interest) of the payment being made:
------------------------------------------------------------------------------------------------------------------------
Address for Notices Related to            The Guardian Life Insurance Company of America
Payments                                  Attn:  Investment Accounting M-IA
                                          201 Park Avenue South
                                          New York, NY  10003
                                          FAX (212)677-9023
------------------------------------------------------------------------------------------------------------------------
Address for all other Notices             The Guardian Life Insurance Company of America
                                          201 Park Avenue South
                                          New York, NY  10003
                                          Attn:    Raymond J. Henry
                                                   Investment Department 7B
                                                   FAX (212)777-6715
-----------------------------------------------------------------------------------------------------------------------
Tax Identification Number                 13-6022143
========================================================================================================================


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT



                                  Schedule A-7

                                   SCHEDULE B

                                  DEFINED TERMS
                                  -------------

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "ACCEPTABLE BANK" is defined in Section 10.10.

         "AFFILIATE" means at any time, and with respect to any Person,

                  (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and

                  (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "AGREEMENT, THIS" is defined in Section 17.3.

         "AGREEMENTS" is defined in Section 2.

         "ASSET DISPOSITION" means any Transfer except:

                  (a) (i) any Transfer from a Subsidiary to the Company or a Wholly-Owned Subsidiary,

                           (ii) any Transfer from the Company to a Wholly-Owned
                  Subsidiary, and

                           (iii) any Transfer from the Company to a Subsidiary
                  (other than a Wholly-Owned Subsidiary) or from a Subsidiary to another Subsidiary, which in either case is for Fair Market Value,

         so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default would exist; and



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule B-1

                  (b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or
         (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete.

         "BANKS" means KeyBank National Association, and each other bank or other Person from time to time acting as a lender or other provider of financial accommodations to the Company or any Subsidiary under the Loan Agreement.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "CAPITAL LEASE" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CAPITAL STOCK" means any class of capital stock, share capital or similar equity interest of a Person.

         "CLOSING" is defined in Section 3.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "COMPANY" is defined in the introductory sentence of this Agreement.

         "CONFIDENTIAL INFORMATION" is defined in Section 20.

         "CONSOLIDATED ASSETS" means, at any time, the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the Capital Stock and surplus of Subsidiaries.

         "CONSOLIDATED DEBT" means, as of any date of determination, the total of all Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule B-2

         "CONSOLIDATED FIXED CHARGES" means, with respect to any period, the sum of (a) Consolidated Interest Charges for such period and (b) Lease Rentals for such period.

         "CONSOLIDATED INTEREST CHARGES" means, with respect to any period, the sum (without duplication) of the following (in each case, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capital Leases) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

         "CONSOLIDATED NET INCOME" means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:

                  (a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

                  (b) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar cash distributions,

                  (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,

                  (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,

                  (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to



THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule B-3
         include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities),

                  (f) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

                  (g) any net gain from the collection of the proceeds of life insurance policies,

                  (h) any gain arising from the acquisition of any Security, or the extinguishment, under GAAP, of any Debt, of the Company or any Subsidiary,

                  (i) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary,

                  (j) any net income or gain (but not any net loss) during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (iii) any extraordinary items, or (iv) any discontinued operations or the disposition thereof,

                  (k) in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and

                  (l) any portion of such net income that cannot be freely converted into United States dollars.

         "CONSOLIDATED NET INCOME AVAILABLE FOR FIXED CHARGES" means, with respect to any period, Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of (a) Consolidated Fixed Charges, (b) taxes imposed on or measured by income or excess profits and (c) depreciation and amortization.

         "CONSOLIDATED NET WORTH" means, at any time,

                  (a) the sum of (i) the par value (or value stated on the books of the corporation) of the Capital Stock (but excluding treasury stock, mandatorily redeemable Preferred Stock, and Capital Stock subscribed and unissued) of the Company and its Subsidiaries, plus (ii) the amount of the paid-in capital and retained earnings (or minus retained deficit) of the Company and its Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, plus (iii) cumulative foreign currency translation adjustment (or


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule B-4
         minus cumulative foreign currency translation adjustment if such adjustment is a loss), as such amount would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus

                  (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the Capital Stock and surplus of Subsidiaries.

         "CONSOLIDATED TOTAL CAPITALIZATION" means, at any time, the sum of Consolidated Net Worth and Consolidated Debt.

         "DEBT" means, with respect to any Person, without duplication,

                  (a) its liabilities for borrowed money and its redemptive obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) Swaps of such Person (but only if the aggregate liability of such Person with respect to all Swaps exceeds $1,000,000); and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT



                                  Schedule B-5

         "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "DEFAULT INTEREST RATE" means, at any time, the per annum interest rate equal to the greater of (i) the Note Interest Rate at such time plus 2% per annum or (ii) 2% over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York in New York City (or its successor) as its "base" or "prime" rate.

         "DISPOSITION VALUE" means, at any time, with respect to any property,

                  (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

                  (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding Capital Stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such Capital Stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

         "DISTRIBUTION" means, in respect of any corporation, association or other business entity:

                  (a) dividends or other distributions or payments on Capital Stock of such corporation, association or other business entity (except distributions in such Capital Stock), and

                  (b) the redemption or acquisition of such Capital Stock or of warrants, rights or other options to purchase such Capital Stock (except when solely in exchange for such Capital Stock) unless made, contemporaneously, from the net proceeds of a sale of such Capital Stock.

         "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "EQUITY OFFERING" means the public or private sale by the Company of its voting common stock.




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule B-6

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "EVENT OF DEFAULT" is defined in Section 11.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         "FAIR MARKET VALUE" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "FINANCING DOCUMENTS" means, collectively, the Agreements, the Notes, the Guaranty Agreement, and the Sharing Agreement.

         "FIXED CHARGES COVERAGE RATIO" means, at any time, the ratio of (a) Consolidated Net Income Available for Fixed Charges for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Consolidated Fixed Charges for such period.

         "FUTURE-ORIENTED INFORMATION" is defined in Section 5.3.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "GOVERNMENTAL AUTHORITY" means

                  (a) the government of

                           (i) the United States of America or any state or
                  other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule B-7

         "GUARANTOR" means, at any time, each Person (including, without limitation, the Initial Guarantors) that at such time is a guarantor under the Guaranty Agreement.

         "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "GUARANTY AGREEMENT" is defined in Section 4.12.

         "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.




THE O'GARA COMPANY                                     NOTE PURCHASE AGREEMENT


                                  Schedule B-8

         "INITIAL GUARANTORS" means each of O'Gara-Hess & Eisenhardt Armoring Company, a Delaware corporation, O'Gara Satellite Networks, Inc., a Delaware corporation, and O'Gara Security International, Inc., a Delaware corporation.

         "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "INVESTMENT" means any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (i) in any Person, whether by acquisition of Capital Stock, Debt or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or (ii) in any property.

         "LEASE RENTALS" means, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases and leases with respect to which the Company or a Subsidiary is the lessor), excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee.

         "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of Capital Stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "LOAN AGREEMENT" means the Loan Agreement dated as of May 30, 1997, between the Company and the Bank, as may be amended, restated or otherwise modified from time to time, or replaced by a new agreement; provided that if any such new agreement shall at any time be entered into by the Company, then concurrently therewith the Company shall, unless otherwise agreed by the Required Holders, cause the Banks under such new agreement to enter into a new sharing agreement with the holders of the Notes substantially in the form of the Sharing Agreement.

         "MAKE-WHOLE AMOUNT" is defined in Section 8.5.




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule B-9

         "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of any Obligor to perform its obligations under any of the Financing Documents, or (c) the validity or enforceability of any of the Financing Documents.

         "MEMORANDUM" is defined in Section 5.3.

         "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "NET PROCEEDS AMOUNT" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

                  (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

                  (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

         "NET PROCEEDS OF CAPITAL STOCK" means, with respect to any period, cash proceeds (net of all costs and out-of-pocket expenses in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses) received by the Company and its Subsidiaries during such period, from the sale of all Capital Stock (other than mandatorily redeemable Capital Stock) of the Company, including in such net proceeds:

                  (a) the net amount paid upon issuance and exercise during such period of any right to acquire any Capital Stock, or paid during such period to convert a convertible debt Security to Capital Stock (but excluding any amount paid to the Company upon issuance of such convertible debt Security); and

                  (b) any amount paid to the Company upon issuance of any convertible debt Security issued on or after April 1, 1997 and thereafter converted to Capital Stock during such period.




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT


                                  Schedule B-10

         "NON-QUALIFYING BANK" is defined in Section 10.10.

         "NOTE INTEREST RATE" means, as of the date of any determination thereof,

                  (a) during the period beginning on and including the date of the Closing and ending on but not including May 30, 1998, 9.56% per annum, and

                  (b) at all times on and after May 30, 1998,

                           (i) if the Notes shall have been given an Investment
                  Grade Rating on or prior to May 30, 1998, then 8.56% per annum,

                           (ii) if the Company shall have completed a
                  Substantial Equity Offering on or prior to February 28, 1998, then 9.06% per annum,

                           (iii) if both of the events described in clauses (i)
                  and (ii) shall have occurred in accordance with the terms thereof, then 8.56% per annum, and

                           (iv) if neither of the events described in clauses
                  (i) and (ii) shall have occurred in accordance with the terms thereof, then 9.56% per annum.

         For purposes of this definition:

                  "Investment Grade Rating" means a rating of

                           (a) "BBB-" or higher by Duff & Phelps Credit Rating
                  Co.,

                           (b) "BBB-" or higher by Standard and Poor's Ratings
                  Group,

                           (c) "Baa3" or higher by Moody's Investors Service,
                  Inc., or

                           (d) "BBB-" or higher by Fitch Investors Service,
                  Inc., or

         an equivalent rating from any other nationally recognized rating agency.

         "NOTES" is defined in Section 1.

         "OBLIGORS" means the Company and each Guarantor.




THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT


                                  Schedule B-11

         "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "OTHER PURCHASERS" is defined in Section 2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "PERMITTED PUT RIGHT" of a holder of an industrial revenue bond means the right of such holder to cause such bond to be repurchased, pursuant to its terms or pursuant to the instrument under which it was issued, (i) on any interest payment date if the interest rate is to be reset on such date or (ii) upon replacement of the issuer of any letter of credit which serves as a source of repayment of such bond; provided that the failure of the Company or any Subsidiary to repay when due all amounts advanced by any Person or Persons to permit repurchase of such bond shall constitute an Event of Default if the aggregate amount so advanced and not so repaid is equal to or greater than $1,000,000.

         "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "PREFERRED STOCK" means, in respect of any corporation, shares of the Capital Stock of such corporation that are entitled to preference or priority over any other shares of the Capital Stock of such corporation in respect of payment of dividends or distribution of assets upon liquidation.

         "PRIORITY DEBT" means, at any time, without duplication, the sum of

                  (a) all Debt of the Company secured by any Lien, other than any such Debt secured by a Lien permitted by any one or more of clauses
         (a)(i) through (a)(viii), inclusive, of Section 10.6(a), plus

                  (b) all Debt of Subsidiaries,

provided that there shall be excluded from Priority Debt (i) Debt of any Guarantor under the Guaranty Agreement, (ii) unsecured Debt of any Guarantor under such Guarantor's guaranty of obligations under the Loan Agreement, so long as such obligations of such Guarantor are subject




THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT



                                  Schedule B-12
to the sharing provisions of the Sharing Agreement, (iii) unsecured Debt of O'Gara-Hess & Eisenhardt Armoring Company under the Loan Agreement, and (iv) any Debt of any Subsidiary under clause (b) above owing solely to the Company or any Wholly-Owned Subsidiary.

         "PROPERTY OR PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "PROPERTY REINVESTMENT APPLICATION" means, with respect to any Transfer of property, the satisfaction of each of the following conditions:

                  (a) an amount equal to the Net Proceeds Amount with respect to such Transfer shall have been applied to the acquisition by the Company, or any of its Subsidiaries making such Transfer, of property that upon such acquisition is unencumbered by any Lien (other than Liens described in clauses (i) through (ix), inclusive, of Section 10.6(a)) and that

                           (i) constitutes property that is (A) property
                  classifiable under GAAP as non-current to the extent that such proceeds are derived from the transfer of property that was properly classifiable as non-current, and otherwise properly classifiable as either current or non-current, and (B) to be used in the ordinary course of business of the Company and the Subsidiaries, or

                           (ii) constitutes equity interests of a Person that
                  shall be, on or prior to the time of such acquisition, a Subsidiary, and that shall invest the proceeds of such acquisition in property of the nature described in the immediately preceding clause (i); and

                  (b) the Company shall have delivered a certificate of a Responsible Officer of the Company to each holder of a Note referring to Section 10.8 and identifying the property that was the subject of such Transfer, the Disposition Value of such property, and the nature, terms, amount and application of the proceeds from the Transfer.

         "PTE" is defined in Section 6.2(c).

         "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "QUALIFIED INSTITUTIONAL BUYER" means any Person who is a "qualified institutional buyer" within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

         "REINVESTMENT NOTICE" is defined in Section 10.8(b).

THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT



                                  Schedule B-13

         "REQUIRED HOLDERS" means, at any time, the holder or holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "RESTRICTED PAYMENT" means any Distribution in respect of the Company or any Subsidiary (other than on account of Capital Stock of a Subsidiary owned legally and beneficially by the Company or another Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock. For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (a) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (b) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

         "RETIREMENT PLAN" is defined in Section 5.12(a).

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SECURITY" has the meaning set forth in Section 2(1) of the Securities Act.

         "SENIOR DEBT" means any Debt of the Company other than Subordinated
Debt.

         "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "SHARING AGREEMENT" is defined in Section 4.13.

         "SOURCE" is defined in Section 6.2.

         "SUBORDINATED DEBT" means any Debt of the Company that, by its terms, is in any manner subordinated in right of payment in any respect to Debt evidenced by the Notes.

         "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such


THE O'GARA COMPANY                                      NOTE PURCHASE AGREEMENT



                                  Schedule B-14

Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "SUBSIDIARY STOCK" means any class of Capital Stock (or any options or warrants to purchase any Capital Stock, or other Securities exchangeable for or convertible into any Capital Stock) of any Subsidiary.

         "SUBSTANTIAL EQUITY OFFERING" means an Equity Offering resulting in proceeds (net of all costs and out-of-pocket expenses in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses) received by the Company of not less than $20,000,000.

         "SUCCESSOR CORPORATION" is defined in Section 10.7(a).

         "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "TRANSFER" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, the Disposition Value of any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

         "UNAPPLIED PORTION OF THE NET PROCEEDS AMOUNT" is defined in Section 10.8(b).

         "UNITED STATES GOVERNMENTAL SECURITY" is defined in Section 10.10.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                  Schedule B-15

         "WHOLLY-OWNED SUBSIDIARY" means any Subsidiary of the Company all of the equity interests (except director's qualifying shares), voting interests and Debt of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                  Schedule B-16

                                   SCHEDULE 3

                                PAYMENT INSTRUCTIONS
                                --------------------

          BANK:                 KEYBANK NATIONAL ASSOCIATION
                                CLEVELAND, OHIO

          ABA #:                041001039

          FOR CREDIT TO:        THE O'GARA COMPANY
                                016511001634

          CONTACT:              STEVE BLOEMER
                                (513) 762-8207

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                  Schedule 3-1

                                  SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE
                         ------------------------------

         None.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                  Schedule 4.9-1

                                  SCHEDULE 5.3

                              DISCLOSURE MATERIALS
                              --------------------

                               THE O'GARA COMPANY

Due to certain currency adjustments, the pro forma 1994 and 1995 historical EBITDA should be reflected at $5.5 million and $3.7 million, respectively, within the Private Placement Memorandum. Please note this adjustment in your review of the materials. The change only relates to pro forma historical EBITDA and only pertains to 1994 and 1995. All other financial results and statistics are not impacted by this change. The following pages with pro forma historical financial data within the Private Placement Memorandum that are affected are A-1, A-5, D-1, F-2.

The table of summary financial data on page A-1 of the Private Placement Memorandum which has been corrected to reflect the actual pro forma 1994 and 1995 historical EBITDA is reproduced below:

Summary Financial and Credit Statistics Information


                                                             Fiscal Year Ending December 31,
                                             ------------------------------------------------------------------

                                                                                                      Projected
(dollars in millions)                             1994(1)           1995(1)          1996(1,2)         1997(1)
                                             ------------------------------------------------------------------

Net sales                                             $61.0           $60.7          $117.5           $125.7
EBITDA                                                  5.5             3.7            12.6             15.2
Total debt                                             10.5            15.6            35.7             35.2
Shareholders' equity                                    6.2             6.9            17.0             23.0

EBITDA/Interest expense                                 8.7x            3.2x            3.3x             5.2x
Total debt/EBITDA                                       1.9x            4.2x            2.8x             2.3x
Total debt/Total capitalization                        62.7%           69.3%           67.8%            60.5%


--------
   Note(1): Adjusted for Note offering.





THE O'GARA COMPANY                                     NOTE PURCHASE AGREEMENT
                                 Schedule 5.3-1

                                  SCHEDULE 5.4

          SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK
          -------------------------------------------------------------

         1. O'GARA-HESS & EISENHARDT ARMORING COMPANY, a Delaware corporation ("OHEAC"), 100% owned by The O'Gara Company.

         2. O'GARA SATELLITE NETWORKS, INC., a Delaware corporation, 100% owned by The O'Gara Company.

         3. O'GARA SATELLITE NETWORKS LIMITED, an Irish Company ("OSN Limited"), 100% owned by The O'Gara Company.

         4. NEXT DESTINATION LIMITED, a U.K. corporation, 100% owned by The O'Gara Company. The shares of Next Destination Limited are pledged in favor of The Fifth Third Bank, which lien will be released in connection with the issuance of the Notes, as well as in favor of the previous owners of Next Destination Limited to secure The O'Gara Company's purchase money financing notes. Additionally, Next Destination's ability to pay dividends is restricted pursuant to the terms of the attached Schedule 5.4A.

         5. O'GARA-HESS & EISENHARDT ARMORING COMPANY LIMITED, an Irish corporation, 100% owned by OHEAC.

         6. O'GARA-HESS & EISENHARDT, S.R.L., an Italian corporation, 90% owned by OHEAC.

         7. O'GARA-HESS & EISENHARDT ARMORING COMPANY DE MEXICO, SA DE CV, a Mexican corporation, 100% owned by OHEAC.

         8. O'GARA-HESS & EISENHARDT DO BRASIL LTDA, a Brazilian corporation, 87.5% owned by OHEAC. If the minority owner continues in the employ of the company through December 31, 1997, his interest increases to 25%. OHEAC has an option to purchase his interest for stock of The O'Gara Company.

         9. O'GARA SECURITY INTERNATIONAL, a Delaware corporation ("OSI"), 100% owned by OHEAC.

         10. O'GARA LAURA AUTOMOTIVE GROUP, a Russian joint stock company, 51% owned by OSI.

         11. O'GARA SECURITY ASSOCIATES RUSSIA, a Russian company, 80% owned by Vladimar Maroutchenko, as Trustee for OSI.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                6 Schedule 5.4-1

         12. O'GARA FRANCE S.A., a French corporation, 100% owned by OHEAC.

         13. LABBE SA, a French corporation, 100% owned by O'Gara France S.A.

         14. HELLIO POIDS LOURDS - CARROSSERIE, TOLERIE, PEINTURE SA, a French corporation, 100% owned by Labbe.

         15. SARL NORMANDIE CARROSSERIE, a French corporation, 83.7% owned by Labbe.

         16. SOCIETE DE BLINDAGE AND DE SECURITE, a French corporation, 100% owned by Labbe.

         17. O'GARA SECURITY ASSOCIATES, INC. ("OSAI"), an Ohio corporation, 100% owned by the Company.

         18. INTERNATIONAL TRAINING, INCORPORATED, a Virginia corporation, 100% owned by

OSAI.

         19. THE O'GARA COMPANY FSC, INC., a Barbados corporation, 100% owned by The O'Gara Company.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                 Schedule 5.4-2

                                  SCHEDULE 5.4A

                    (PROVISIONS APPLICABLE TO THE LOAN NOTES)

1. The Company agrees that it shall procure that Next Destination Limited shall not declare or pay any dividend until the earlier of:

         (i) the principal amount of the Loan Notes being repaid in full, to the extent that they have not been extinguished or reduced pursuant to their terms and the provisions of the Agreement for the acquisition of shares of Next Destination Limited, dated February 4, 1997, together with all interest due thereon at the date of such repayment; and

         (ii)     the date on which the net assets of Next
                  Destination Limited are increased to (pound sterling)184,857.00 provided that the payment of any dividend so declared will not, at the date of payment, cause the net assets of the Next Destination Limited to reduce below (pound sterling)184,857.00.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                 Schedule 5.4-3

                                  SCHEDULE 5.5

                              FINANCIAL STATEMENTS
                              --------------------

The O'Gara Company's Form 10-K for the fiscal year ended December 31, 1996, dated March 27, 1997.

The O'Gara Company's Form 10-Q for the three-month period ended March 31, 1997, dated May 15, 1997.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                 Schedule 5.5-1

                                  SCHEDULE 5.8

                               CERTAIN LITIGATION
                               ------------------

O'GARA PROTECTIVE SERVICES, INC., ET AL V. THE O'GARA COMPANY, ET AL., (No. C-1-96-979 S.D. Ohio).

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                 Schedule 5.8-1

                                  SCHEDULE 5.11

                                  PATENTS, ETC.
                                  -------------

Except as claimed in O'GARA PROTECTIVE SERVICES, INC., ET AL V. THE O'GARA COMPANY, ET AL., (No. C-1-96-979 S.D. Ohio).

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT
                                 Schedule 5.11-1

                                  SCHEDULE 5.12

                                ERISA AFFILIATES
                                ----------------

1.       The O'Gara Company

2.       O'Gara-Hess & Eisenhardt Armoring Company

3.       O'Gara Satellite Networks, Inc.

4.       O'Gara Satellite Networks Limited

5.       Next Destination Limited

6.       O'Gara-Hess & Eisenhardt Armoring Company Limited

7.       O'Gara-Hess & Eisenhardt, S.r.l.

8.       O'Gara-Hess & Eisenhardt Armoring Company de Mexico, SA de CV

9.       O'Gara-Hess & Eisenhardt do Brasil LTDA

10.      O'Gara Security International

11.      O'Gara Laura Automotive Group

12.      O'Gara Security Associates Russia

13.      O'Gara France S.A.

14.      Labbe SA

15.      Hellio Poids Lourds - Carrosserie, Tolerie, Peinture SA

16.      SARL Normandie Carrosserie

17.      Societe De Blindage and de Securite

18.      O'Gara Security Associates, Inc.

19.      International Training, Incorporated

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

                                 Schedule 5.12-1

20.      The O'Gara Company FSC, Inc.



THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

                                 Schedule 5.12-2

                             EMPLOYEE BENEFIT PLANS
                             ----------------------

1.       O'Gara Companies Employee Benefit Plan
         Life, Disability and Health Insurance

2.       O'Gara-Hess & Eisenhardt Armoring Company Thrift Savings 401(k) Plan

3.       O'Gara Satellite Networks, Inc. Thrift Savings 401(k) Plan

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

                                 Schedule 5.12-3

                                  SCHEDULE 5.14

                                 USE OF PROCEEDS
                                 ---------------

$600,000                 Transaction Costs
$26,200,000              Repayment of Indebtedness
$3,000,000               Reduction of Accounts Payable
$700,000                 Acquisition and Development of San Antonio Facility
$600,000                 Consolidation of production at LeSaint Drive Facility
$2,200,000               Working Capital
$1,700,000               Retire Acquisition Debt



THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

                                 Schedule 5.14-1

                                  SCHEDULE 5.15

                             EXISTING DEBT AND LIENS
                             -----------------------

                                                                                Principal Balance
Obligation                                  Obligor                             as 6/3/97              Collateral
----------------------------------------------------------------------------------------------------------------------------------

Industrial Revenue Bonds                    OHEAC-Guaranteed by TOC             $1,518,750             LeSaint Drive Facility

Next Destination Purchase                   TOC                                 $1,750,000             Stock of Next
(Seller Financing)                                                                                     Destination

ITI Purchase                                OHEAC-Guaranteed by TOC             $1,231,512             None
(Seller Financing)

Palmer Associates Purchase                  OHEAC                               $500,000               None
(Seller Financing)

Labbe acquisition of Its Hellio             Labbe                               Fr.1,000,000           None
subsidiary (completed prior to
Company's acquisition of Labbe)

KeyBank National Association                TOC, OHEAC-Guaranteed by            $8,500,0003            None
                                            OSN, Inc. and OSI, Inc.

PNC Bank                                    OHEAC                               $193,000               Corporate Residence

Bank of Essex                               ITI - Guaranteed by TOC             $177,099               Vehicles used by ITI

Norstan (capital lease)                     OHEAC                               $20,000                Telephone System

Batiroc (capital lease)                     Labbe                               $960,000               Building Lease


--------
Note(2). Includes a $4,500,000 revolving credit facility, none of which is outstanding.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

                                 Schedule 5.15-1

                                 SCHEDULE 10.10

                              EXISTING INVESTMENTS
                              --------------------

         None.

THE O'GARA COMPANY                                       NOTE PURCHASE AGREEMENT

                                Schedule 10.10-1

                                                                       EXHIBIT 1

                                  FORM OF NOTE

                               THE O'GARA COMPANY

                          SENIOR NOTE DUE MAY 30, 2004

No. R-___                                                                 [Date]
$_______                                                       PPN______________

         FOR VALUE RECEIVED, the undersigned, THE O'GARA COMPANY (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to , or registered assigns, the principal sum of __________ DOLLARS ($_________) on May 30, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Note Interest Rate from the date hereof, payable semiannually on the 30th day of May and November in each year, commencing with the May 30 or November 30 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the lesser of (i) the highest rate allowed by applicable law or (ii) the Default Interest Rate, all as provided in the Note Purchase Agreement referred to below.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, dated as of May 30, 1997 (collectively, as from time to time amended, the "NOTE PURCHASE AGREEMENT"), between the Company and the respective purchasers named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof,
(i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written

                                                                    FORM OF NOTE

                                   Exhibit 1-1
instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

                  THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                             THE O'GARA COMPANY

                                             By
                                             -----------------------------------
                                                       Name:
                                                       Title:

                                                                    FORM OF NOTE

                                   Exhibit 1-2

                                                                  EXHIBIT 4.3(a)

                          FORM OF OFFICER'S CERTIFICATE

                               THE O'GARA COMPANY
                             CERTIFICATE OF OFFICER

         I, Nicholas P. Carpinello, hereby certify that I am the Executive Vice President and Treasurer of THE O'GARA COMPANY, an Ohio corporation (the "COMPANY"), and further certify, in all respects in my capacity as such officer, that I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

         1. This certificate is being delivered pursuant to Section 4.3(a) of the Company's separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of May 30, 1997, with each of the purchasers listed on Schedule A thereto (collectively, the "PURCHASERS"). The terms used in this Certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

         2. The warranties and representations contained in Section 5 of the Note Purchase Agreement are true on the date hereof with the same effect as though made on and as of the date hereof.

         3. After giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14 of the Note Purchase Agreement), no Default or Event of Default has occurred and is continuing.

         4. Neither the Company nor any of its Subsidiaries has taken any action or permitted any condition to exist that would have been prohibited by any of Sections 10.1, 10.8, 10.9 or 10.10, inclusive, of the Note Purchase Agreement had such Sections been binding and effective at all times during the period from December 31, 1996 to the date hereof, inclusive.

         5. Except as specified in Schedule 4.9 to the Note Purchase Agreement, the Company has not changed its jurisdiction of incorporation or been a party to any merger or consolidation and has not succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 to the Note Purchase Agreement.

         6. The Company has performed and complied with all agreements and conditions contained in the Note Purchase Agreement that are required to be performed or complied with by the Company before or at the date hereof.

                                                   FORM OF OFFICER'S CERTIFICATE

                                Exhibit 4.3(a)-1

         7. Abram S. Gordon, from May 20, 1997 to the date hereof, inclusive, has been and is the duly elected, qualified and acting Secretary of the Company, and the signature appearing on the Certificate of Secretary dated the date hereof and delivered to the Purchasers contemporaneously herewith is his genuine signature.




         IN WITNESS WHEREOF, I have executed this Certificate in the name and on behalf of the Company on June ___, 1997.

                                                THE O'GARA COMPANY

                                                By:
                                                   -----------------------------

                                                        Title:

                                                   FORM OF OFFICER'S CERTIFICATE

                                Exhibit 4.3(a)-2

                                                                  EXHIBIT 4.3(b)

                         FORM OF SECRETARY'S CERTIFICATE

                               THE O'GARA COMPANY
                            CERTIFICATE OF SECRETARY

         I, Abram S. Gordon, hereby certify that I am the duly elected, qualified and acting Secretary of THE O'GARA COMPANY, an Ohio corporation (the "COMPANY"), and further certify, in all respects in my capacity as such officer, that I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

         1. This certificate is being delivered pursuant to Section 4.3(b) of the Company's separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of May 30, 1997, with each of the purchasers listed on Schedule A thereto (collectively, the "PURCHASERS"). The terms used in this Certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

         2. Attached hereto as Attachment A is a true and correct copy of resolutions adopted by the Board of Directors of the Company on March 24, 1997, and such resolutions set forth in Attachment A hereto were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.

         3. The documents listed below were executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Attachment A hereto:

                  (a) the Company's Note Purchase Agreement providing for the sale by the Company and the purchase by the Purchasers of the Company's Senior Notes due 2004 (the "NOTES"); and

                  (b) the Notes.

         4. Attached hereto as Attachment B is a true, correct and complete copy of the code of regulations of the Company as in full force and effect on and as of the date hereof, which code of regulations has been in full effect in said form at all times from March 24, 1997 to the date hereof, inclusive, without modification or amendment in any respect.

         5. Each of the following named persons is and has been a duly elected, qualified and acting officer of the Company holding the office or offices set forth below opposite his name

                                                 FORM OF SECRETARY'S CERTIFICATE

                                Exhibit 4.3(b)-1
from March 24, 1997 (except, in the case of Abram S. Gordon, who has held the office of Secretary of the Company from May 20, 1997) to the date hereof, inclusive:






       Name                        Office                Signature

Wilfred T. O'Gara              President and Chief
                               Executive Officer          /s/
                                                         -----------------------

Nicholas P. Carpinello         Executive Vice President
                               and Treasurer              /s/
                                                         -----------------------


Abram S. Gordon                Vice President, General
                               Counsel and Secretary      /s/
                                                         -----------------------


         6. The signature appearing opposite the name of each such person set forth above is his or her genuine signature.

         7. Attached hereto as Attachment C is a true, correct and complete copy of the articles of incorporation of the Company as in full force and effect on and as of the date hereof, certified by the Secretary of State of the State of Ohio, which articles of incorporation have been in full effect in said form at all times from _____________________, 1997 to the date hereof, inclusive, without modification or amendment in any respect.

         IN WITNESS WHEREOF, I have hereunto set my hand on ________________, 1997.

                                            THE O'GARA COMPANY



                                            Secretary

                                                FORM OF SECRETARY'S CERTIFICATE

                                Exhibit 4.3(b)-2

                                  ATTACHMENT A

                      RESOLUTIONS OF THE BOARD OF DIRECTORS

[To be provided by the Company.]

                                                 FORM OF SECRETARY'S CERTIFICATE

                                Exhibit 4.3(b)-3

                                  ATTACHMENT B

                       CODE OF REGULATIONS OF THE COMPANY

[To be supplied by Company.]

                                                 FORM OF SECRETARY'S CERTIFICATE

                                Exhibit 4.3(b)-4

                                  ATTACHMENT C

                    ARTICLES OF INCORPORATION OF THE COMPANY

[To be supplied by Company.]

                                                 FORM OF SECRETARY'S CERTIFICATE

                                Exhibit 4.3(b)-5

                                                                  EXHIBIT 4.3(c)

                FORM OF INITIAL GUARANTOR SECRETARY'S CERTIFICATE

                           [NAME OF INITIAL GUARANTOR]
                            CERTIFICATE OF SECRETARY

         I, Abram S. Gordon, hereby certify that I am the duly elected, qualified and acting Secretary of [NAME OF INITIAL GUARANTOR], a Delaware corporation (the "COMPANY"), and further certify, in all respects in my capacity as such officer, that I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

         1. This certificate is being delivered pursuant to Section 4.3(c) of the separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of May 30, 1997, entered into by The O'Gara Company, an Ohio corporation, with each of the purchasers listed on Schedule A thereto (collectively, the "PURCHASERS"). The terms used in this Certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

         2. Attached hereto as Attachment A is a true and correct copy of resolutions adopted by the Board of Directors of the Company on May 20, 1997, and such resolutions set forth in Attachment A hereto were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.

         3. Attached hereto as Attachment B is a true, correct and complete copy of the bylaws of the Company as in full force and effect on and as of the date hereof, which bylaws have been in full effect in said form at all times from May 20, 1997 to the date hereof, inclusive, without modification or amendment in any respect.

         4. Each of the following named persons is and has been a duly elected, qualified and acting officer of the Company holding the office or offices set forth below opposite his name from May 20, 1997 to the date hereof, inclusive:

Name                              Office                    Signature

Nicholas P. Carpinello      Executive Vice President   /s/
                            and Treasurer              -------------------------

Abram S. Gordon             Vice President and         /s/
                            Secretary                  ------------------------





         5. The signature appearing opposite the name of each such person set forth above is his or her genuine signature.

                         FORM OF SECRETARY'S CERTIFICATE

                                Exhibit 4.3(c)-1

         6. Attached hereto as Attachment C is a true, correct and complete copy of the certificate of incorporation of the Company as in full force and effect on and as of the date hereof, certified by the Secretary of State of the State of Delaware, which certificate of incorporation has been in full effect in said form at all times from May 20, 1997 to the date hereof, inclusive, without modification or amendment in any respect.

         IN WITNESS WHEREOF, I have hereunto set my hand on ____________, 1997.

                                                    [NAME OF GUARANTOR]


                                                    ____________________
                                                        Secretary

                               FORM OF INITIAL GUARANTOR SECRETARY'S CERTIFICATE

                                Exhibit 4.3(c)-2

                                  ATTACHMENT A

                      RESOLUTIONS OF THE BOARD OF DIRECTORS

[To be provided by the Company.]























                               FORM OF INITIAL GUARANTOR SECRETARY'S CERTIFICATE

                                  ATTACHMENT B

                              BYLAWS OF THE COMPANY

[To be supplied by Company.]





















                               FORM OF INITIAL GUARANTOR SECRETARY'S CERTIFICATE

                                  ATTACHMENT C

                   CERTIFICATE OF INCORPORATION OF THE COMPANY

[To be supplied by Company.]



































                               FORM OF INITIAL GUARANTOR SECRETARY'S CERTIFICATE

                                                                  EXHIBIT 4.4(A)

                    FORM OF OPINION OF COUNSEL TO THE COMPANY

                        [LETTERHEAD OF COMPANY'S COUNSEL]

                                              [Closing Date]

To the Persons Listed on
Annex 1 hereto

         Re: The O'Gara Company (the "COMPANY")

Ladies and Gentlemen:

         Reference is made to the separate Note Purchase Agreements dated as of May 30, 1997 (collectively, the "NOTE PURCHASE AGREEMENT"), between the Company and each of the purchasers listed on Schedule A attached thereto (the "PURCHASERS"), which provide, among other things, for the issuance and sale by the Company of its Senior Notes due May 30, 2004, in the aggregate principal amount of Thirty-Five Million Dollars ($35,000,000). The capitalized terms used herein and not defined herein have the meanings assigned to them by or pursuant to the terms of the Note Purchase Agreement.

         We have acted as special counsel to the Company in connection with the transactions contemplated by the Note Purchase Agreement. This opinion is delivered to you pursuant to Section 4.4(a) of the Note Purchase Agreement. In acting as such counsel, we have examined:

                  (a) the Note Purchase Agreement;

                  (b) the Company's Senior Notes due May 30, 2004, dated the date hereof, in the form of Exhibit 1 to the Note Purchase Agreement, and in the principal amounts and with the registration numbers set forth on Schedule A to the Note Purchase Agreement (the "NOTES");

                  (c) the documents executed and delivered by the Company in connection with the transactions contemplated by the Note Purchase Agreement;

                  (d) the code of regulations and minute books of the Company and a certified copy of the articles of incorporation of the Company, as in effect on the date hereof;


                                       FORM OF OPINION OF COUNSEL TO THE COMPANY

                                Exhibit 4.4(a)-1

                  (e) a good standing certificate for the Company from the State of Ohio and good standing certificates for each Subsidiary organized under the laws of any state of the United States (the "SUBSIDIARIES") from their respective states of incorporation;

                  (f) a letter to Hebb & Gitlin and Taft, Stettinius & Hollister from Dillon, Read & Co. Inc., describing the manner of the offering of the Notes (the "OFFEREE LETTER");

                  (g) the opinion of Hebb & Gitlin, counsel to the Purchasers, dated the date hereof; and

                  (h) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render this opinion.

         In rendering our opinion, we have relied, to the extent we deem necessary and proper, on:

                  (i) warranties and representations as to factual matters contained in the Note Purchase Agreement;

                  (ii) the Offeree Letter; and

                  (iii) said opinion of Hebb & Gitlin with respect to all matters governed by New York law.

We have no actual knowledge of any material inaccuracies in any of the facts contained in the documents listed in clause (i) or clause (ii).

         Our opinion is based upon the laws of the State of Ohio and federal law. If the Note Purchase Agreement and the Notes were governed by the laws of the State of Ohio, our opinion would not vary materially from that set forth below.

         Based on the foregoing, we are of the following opinions:

         1. Each of the Company and the Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to carry on its business and own its property.

         2. All consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications, or recordations with, Governmental Authorities required on the part of each of the Company and the Subsidiaries have been obtained in connection with the ownership of its properties and the conduct of its businesses, except where the failure to obtain any such consent, approval or authorization with respect to such ownership

                                       FORM OF OPINION OF COUNSEL TO THE COMPANY

                                Exhibit 4.4(a)-2
and conduct would not have a material adverse effect on the ability of the Company to perform its obligations under the Note Purchase Agreement and the Notes.

         3. There is no default or existing condition which with the passage of time or notice, or both, would result in a default by the Company or any Subsidiary under any contract, lease or commitment known to us to which any one or more of the Company or any Subsidiary is a party or by which their respective properties may be bound, except where such default would not have a material adverse effect on the ability of the Company to perform its obligations set forth in the Note Purchase Agreement and the Notes.

         4. To the best of our knowledge after due inquiry, there is no judgment, order, action, suit, proceeding, inquiry, order or investigation, at law or in equity, before any court or Governmental Authority, arbitration board or tribunal, pending or threatened against the Company or any one or more of the Subsidiaries, except for any such judgment, order, action, suit, proceeding, inquiry, order or investigation that would not have a material adverse effect on the ability of the Company to perform its obligations under the Note Purchase Agreement and the Notes.

         5. The Company has the requisite corporate power and authority to execute and deliver the Note Purchase Agreement, to issue and sell the Notes, and to perform its obligations set forth in each of the Note Purchase Agreement and the Notes.

         6. Each of the Note Purchase Agreement and the Notes has been duly authorized by all necessary corporate action on the part of the Company (no action on the part of the stockholders of the Company being required in respect thereof), has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         7. The execution and delivery of the Note Purchase Agreement and the Notes, and the issue and sale of the Notes, by the Company and the performance by the Company of its obligations thereunder will not conflict with, constitute a violation of, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien or encumbrance upon any of its property or the property of a Subsidiary pursuant to the charter, or bylaws or code of regulations, as the case may be, of the Company or such Subsidiary, any applicable statute, rule or regulation to which the Company or any Subsidiary is subject, or, to the best of our knowledge after due inquiry, any agreement or instrument to which the Company or such Subsidiary is a party or by which its respective properties may be bound.

         8. All consents, approvals and authorizations of, and all designations, declarations, filings, registrations, qualifications and recordations with, Governmental Authorities required on the part of the Company have been obtained in connection with the execution and delivery of each of the Note Purchase Agreement and the Notes and the issue and sale of the Notes.

                                       FORM OF OPINION OF COUNSEL TO THE COMPANY

                                Exhibit 4.4(a)-3

         9. Under existing law, the Notes are not subject to the registration requirements under the Securities Act of 1933, as amended or the "Blue Sky" laws of the State of Ohio, and the Company is not required to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended.

         10. Neither the issuance of the Notes nor the intended use of the proceeds of the Notes (as set forth in Schedule 5.14 of the Note Purchase Agreement) will violate Regulations G, T or X of the Federal Reserve Board.

         11. The Company

                  (a) is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and

                  (b) is not a "holding company" or an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         12. The Company has good title to all of the shares it purports to own of the capital stock of each Subsidiary, free and clear in each case of any perfected security interest, and to the best of our knowledge after due inquiry, any other Lien.

         All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that:

                  (a) the availability of equitable remedies, including without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

                  (b) the enforceability of certain terms provided in the Note Purchase Agreement and the Notes may be limited by

                           (i) applicable bankruptcy, reorganization,
                  arrangement, insolvency, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, and

                           (ii) general principles of equity and the discretion
                  of a court in granting equitable remedies (whether enforceability is considered in a proceeding at law or in equity).

         We acknowledge that this opinion is being issued at the request of the Company pursuant to Section 4.4(a) of the Note Purchase Agreement and we agree that the parties listed on Annex 1

                                       FORM OF OPINION OF COUNSEL TO THE COMPANY

                                Exhibit 4.4(a)-4
hereto may rely and acknowledge that they are relying hereon in connection with the consummation of the transactions contemplated by the Note Purchase Agreement. Hebb & Gitlin may rely on this opinion for the sole purpose of rendering their opinion to be rendered pursuant to Section 4.4(b) of the Note Purchase Agreement.

         We are admitted to the Bar in the State of Ohio. We express no opinion as to the law of any jurisdiction other than the law of such State and United States federal law.

                                             Very truly yours,


                                       FORM OF OPINION OF COUNSEL TO THE COMPANY

                                Exhibit 4.4(a)-5

                                     ANNEX 1
                                   ADDRESSEES

[Purchasers]

Hebb & Gitlin
One State Street
Hartford, CT 06103


                                       FORM OF OPINION OF COUNSEL TO THE COMPANY

                                Exhibit 4.4(a)-6

                                                                  EXHIBIT 4.4(b)

              FORM OF OPINION OF SPECIAL COUNSEL TO THE PURCHASERS

                          [LETTERHEAD OF HEBB & GITLIN]

                                             [Closing Date]

To the Persons Listed on
Annex 1 hereto

         Re: The O'Gara Company (the "COMPANY")

Ladies and Gentlemen:

         Reference is made to the separate Note Purchase Agreements dated as of May 30, 1997 (collectively, the "NOTE PURCHASE AGREEMENT"), between the Company and each of the purchasers listed on Schedule A attached thereto (the "PURCHASERS"), which provide, among other things, for the issuance and sale by the Company of its Senior Notes due May 30, 2004, in the aggregate principal amount of Thirty-Five Million Dollars ($35,000,000). The capitalized terms used herein and not defined herein have the meanings assigned to them by or pursuant to the terms of the Note Purchase Agreement.

         We have acted as special counsel to the Purchasers in connection with the transactions contemplated by the Note Purchase Agreement. This opinion is delivered to you pursuant to Section 4.4(b) of the Note Purchase Agreement. In acting as such counsel, we have examined:

                  (a) the Note Purchase Agreement;

                  (b) the Company's Senior Notes due May 30, 2004, dated the date hereof, in the form of Exhibit 1 to the Note Purchase Agreement, and in the principal amounts and with the registration numbers set forth on Schedule A to the Note Purchase Agreement (the "NOTES");

                  (c) the Guaranty Agreement, dated the date hereof (the "GUARANTY AGREEMENT"), executed and delivered by O'Gara-Hess & Eisenhardt Armoring Company, a Delaware corporation, O'Gara Satellite Networks, Inc., a Delaware corporation, and O'Gara Security International, Inc., a Delaware corporation (each an "INITIAL GUARANTOR" and, collectively, the "INITIAL GUARANTORS");


                                                      FORM OF OPINION OF SPECIAL
                                                       COUNSEL TO THE PURCHASERS

                                                 Exhibit 4.4(b)-1

                  (d) an Officer's Certificate of the Company, dated the date hereof;

                  (e) a certificate of the Secretary of the Company, dated the date hereof;


                  (f) a certificate of the Secretary of each of the Initial Guarantors, dated the date hereof;

                  (g) a letter to Hebb & Gitlin and Taft, Stettinius & Hollister from Dillon, Read & Co. Inc., dated the date hereof, making certain representations with respect to the manner in which the Notes were offered (the "OFFEREE LETTER");

                  (h) the opinion of Taft, Stettinius & Hollister, counsel to the Company and the Initial Guarantors, dated the date hereof; and

                  (i) originals, or copies certified or otherwise identified to our satisfaction, of such other documents, records, instruments and certificates of public officials as we have deemed necessary or appropriate to enable us to render this opinion.

         In rendering our opinion, we have assumed that all signatures are genuine, that all documents submitted to us as originals are genuine, that all copies submitted to us conform to the originals, that all natural Persons have legal capacity, and as to documents executed by or on behalf of Persons other than the Company and the Initial Guarantors,

                  (i) that each such Person executing documents had the power to enter into and perform its obligations under such documents, and

                  (ii) that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such Persons.

         In addition, we have assumed that each of the Initial Guarantors received fair consideration and reasonably equivalent value in exchange for executing the Guaranty Agreement.

         In rendering our opinion, we have relied, to the extent we deem necessary and proper, on:

                  (a) warranties and representations as to certain factual matters contained in the Note Purchase Agreement and the Guaranty Agreement;

                  (b) the Offeree Letter; and

                  (c) said opinion of Taft, Stettinius & Hollister with respect to all questions governed by Ohio and Delaware law and with respect to all questions concerning the due

                                                      FORM OF OPINION OF SPECIAL
                                                       COUNSEL TO THE PURCHASERS

                                Exhibit 4.4(b)-2
         incorporation, valid existence and good standing of, and the authorization, execution and delivery of instruments by, the Company and each of the Initial Guarantors (except that we have made an independent examination of a certified copy of the articles or certificate of incorporation of the Company and each of the Initial Guarantors, and certificates of officers of the Company and each of the Initial Guarantors setting forth their respective code of regulations or bylaws and corporate resolutions authorizing the participation by such entities in the transactions contemplated by the Note Purchase Agreement and the Guaranty Agreement); based on such investigation as we have deemed appropriate, said opinion is satisfactory in form and scope to us and in our opinion the Purchasers and we are justified in relying thereon. As to such opinion and the matters therein upon which we are relying, we incorporate herein the assumptions and qualifications to such opinion set forth therein.

Based on the foregoing, we are of the following opinions:

         1. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Ohio.

                  (b) Each of the Initial Guarantors is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

         2. (a) The Company has the requisite corporate power and authority to execute and deliver the Note Purchase Agreement, to issue and sell the Notes, and to perform its obligations set forth in each of the Note Purchase Agreement and the Notes.

                  (b) Each of the Initial Guarantors has the requisite corporate power and authority to execute and deliver the Guaranty Agreement and to perform its obligations set forth therein.

         3. (a) Each of the Note Purchase Agreement and the Notes has been duly authorized by all necessary corporate action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (b) The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of each of the Initial Guarantors, has been executed and delivered by a duly authorized officer of each of the Initial Guarantors, and constitutes a legal, valid and binding obligation of each of the Initial Guarantors, enforceable against each such Initial Guarantor in accordance with its terms.

                                                      FORM OF OPINION OF SPECIAL
                                                       COUNSEL TO THE PURCHASERS

                                Exhibit 4.4(b)-3

         4. (a) The execution and delivery of the Note Purchase Agreement and the Notes, and the issue and sale of the Notes, by the Company and the performance by the Company of its obligations thereunder will not conflict with, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien upon any of its properties pursuant to, the articles of incorporation or code of regulations of the Company.

                  (b) The execution and delivery of the Guaranty Agreement by each of the Initial Guarantors, and the performance by each of the Initial Guarantors of its obligations thereunder will not conflict with, result in a breach of any provision of, constitute a default under, or result in the creation or imposition of any Lien upon any of the properties of any such Initial Guarantor pursuant to, the certificate of incorporation or bylaws of any such Initial Guarantor.

         5. No consents, approvals or authorizations of governmental authorities are required on the part of the Company under the laws of the United States of America or the State of New York in connection with the execution and delivery of each of the Note Purchase Agreement and the Notes, and the offer, issue, sale and delivery of the Notes. Our opinion in this paragraph 5 is based solely on a review of generally applicable laws of the United States of America and the State of New York, and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company.

         6. Under existing law, the issuance and sale of the Notes is not subject to the registration requirements under the Securities Act of 1933, as amended or the "Blue Sky" laws of the State of New York, and the Company is not required to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended.

         All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that:

                  (a) the availability of equitable remedies, including without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and

                  (b) the enforceability of certain terms provided in the Note Purchase Agreement and the Notes may be limited by

                           (i) applicable bankruptcy, reorganization,
                  arrangement, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, and


                                                      FORM OF OPINION OF SPECIAL
                                                       COUNSEL TO THE PURCHASERS

                                Exhibit 4.4(b)-4

                           (ii) common law or statutory requirements with
                  respect to commercial reasonableness.

         We express no opinion as to the law of any jurisdiction other than the law of New York, United States federal law and, in reliance on the opinion of Taft, Stettinius & Hollister, the law of Delaware and Ohio.

         Subsequent holders of the Notes may rely on this opinion as if it were addressed to them.

                                            Very truly yours,

                                                      FORM OF OPINION OF SPECIAL
                                                       COUNSEL TO THE PURCHASERS

                                Exhibit 4.4(b)-5

                                     ANNEX 1

                                   ADDRESSEES

Connecticut General Life Insurance Company
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut 06152-2307

Life Insurance Company of North America
c/o CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut 06152-2307

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA  01111

The Travelers Insurance Company
One Tower Square, 9PB
Hartford, CT  06183-2030

The Guardian Life Insurance Company of America
201 Park Avenue South
New York, NY  10003

     Note(1): Pro forma results reflect the historical acquisition of Labbe, Next and ITI as if they occurred at the beginning of each year presented.

                                                      FORM OF OPINION OF SPECIAL
                                                       COUNSEL TO THE PURCHASERS

                                Exhibit 4.4(b)-6